UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 12, 2019 (November 6, 2019)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Severance Plan

On November 6, 2019 (the “Effective Date”), the Board of Directors (the “Board”) of Tractor Supply Company (the “Company”) adopted and approved the Tractor Supply Company Severance Plan (the “Severance Plan”). The Severance Plan will expire eighteen (18) months after the date a new, non-interim Chief Executive Officer of the Company begins employment with the Company replacing Gregory A. Sandfort. The purpose of the Severance Plan is to provide severance benefits to the President of Petsense, LLC and any person who qualifies as a Senior Vice President or an Executive Vice President of the Company and designated by the Board on the Effective Date as an employee eligible to receive benefits under the Severance Plan (individually, an “Eligible Employee” and collectively, the “Eligible Employees”).

In order to be eligible to receive any of the severance benefits under the Severance Plan, the Eligible Employee must (a) execute a general release of claims against the Company within 45 days following the date of such Eligible Employee’s involuntary separation of service with the Company without Cause (such date, the “Date of Separation”) and (b) agree to not (i) use or disclose any confidential information pertaining to the business of the Company or its affiliates for twenty-four (24) months following the Date of Separation, (ii) operate or perform any services for any retailer in the farm and ranch, pet or animal products and services sectors for twelve (12) months following the Date of Separation, (iii) solicit or offer, for a period of twenty-four (24) months, employment to any person who is or has been employed by the Company or its affiliates at any time during the twelve (12) months immediately preceding such solicitation, or (iv) make any public disparaging or derogatory statements regarding the Company or its affiliates for twenty-four (24) months following the Date of Separation (each of (a) and (b) above, a “Condition” and together, the “Conditions”).

Cause is defined in the Severance Plan as the Eligible Employee’s:

•
material failure to perform, or negligence in the performance of, reasonably assigned duties of the Eligible Employee’s position, which failure such Eligible Employee does not cure within fifteen (15) days of the Company providing written notice of such failure;

•	material personal dishonesty or willful misconduct in the performance of duties or with respect to the Company or its affiliates;

•	misappropriation of funds or fraud with respect to the Company or its affiliates;

•	conviction of, or a plea of guilty or nolo contendere to, a felony or other crime involving dishonesty or moral turpitude; or

•
(i) any breach by the Eligible Employee of, or any act by the Eligible Employee causing the Company or its affiliates to breach, applicable laws or regulations relating to securities of the Company or its affiliates or other material laws or regulations relating to the Company or its affiliates, or (ii) any willful or grossly negligent act by the Eligible Employee resulting in an investigation by the Securities and Exchange Commission, which, in each of cases (i) and (ii), materially adversely affects the Company or its affiliates or such Eligible Employee’s ability to perform his or her duties to his or her employer.

Following the Date of Separation and subject to the Eligible Employee’s fulfillment of the Conditions, the Eligible Employee is entitled to the following severance benefits:

•
Severance Pay. Cash severance in an amount equal to (i) the Eligible Employee’s base salary in effect immediately prior to the Date of Separation, plus (ii) the average of the annual cash bonus earned by the Eligible Employee under the Company’s applicable annual cash incentive bonus plan in each of the last three (3) fiscal years (both (i) and (ii), the “Cash Compensation”).

•
Pro-Rata Bonus. Payment of any annual performance bonus for the fiscal year in which the Date of Separation occurs and pro-rated through the Date of Separation, provided the Eligible Employee meets the applicable performance goals for such bonus (the “Pro-Rata Bonus”), payable in cash at the same time as bonuses are paid to other executives.

•
Medical and Dental Insurance. Eligibility to elect COBRA continuation coverage and receive medical and dental insurance coverages through COBRA for one (1) year following the Date of Separation and to receive reimbursements from the Company (on an after-tax basis) for the total amount of the monthly COBRA medical and dental insurance premiums payable by the Eligible Employee for such continued benefits (on a monthly premium basis) immediately prior to the Date of Separation, provided, however, that if, within one (1) year following the Date of Separation, the Eligible Employee becomes employed by a new employer that provides medical and dental coverage, the Company’s obligation to pay or reimburse the Eligible Employee for medical and dental coverage under COBRA shall cease.

•
Equity Vesting. The accelerated vesting of (i) any unvested stock options and restricted stock units that are scheduled to vest within twelve (12) months from the Date of Separation and (ii) any unvested performance share units and performance-based restricted stock units for which the performance period has ended as of the Date of Separation.

•
Additional Benefits. Any earned but unpaid base salary, earned but unpaid bonus payments from the prior fiscal year and a cash payment equal to the earned but unused vacation days through the Date of Separation. The Eligible Employee shall also be entitled to prompt reimbursement of any unreimbursed expenses properly incurred in accordance with the Company’s policies prior to the Date of Separation, in addition to any other benefits to which such Eligible Employee may be entitled pursuant to the terms and conditions of (i) the employee compensation, incentive, equity, benefit or fringe benefit plans, policies or programs of the Company, other than any Company severance policy, and (ii) the indemnification and directors and officers (D&O) insurance plans, policies or programs of the Company.

The Cash Compensation shall be paid to an Eligible Employee over a twelve (12) month period on the Company’s regular payroll cycle. In the event the Eligible Employee accepts other employment or provides consulting, advisory or other services during the period in which the Company is required to pay the Cash Compensation or Pro-Rata Bonus, the Eligible Employee shall notify the Company in writing within three (3) business days that such Eligible Employee has accepted such employment or agreed to provide such consulting, advisory or other services and the terms of the employment or engagement. To the extent permitted by Section 409A of the U.S. Internal Revenue Code, the Company’s obligation to make payments of the Cash Compensation or the Pro-Rata Bonus shall be reduced dollar-for-dollar by the amount of compensation earned by such Eligible Employee from such other employment or for providing such services.

The foregoing description of the Severance Plan is qualified in its entirety by reference to the Severance Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

10.1	Tractor Supply Company Severance Plan, as adopted on November 6, 2019.

104     The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

November 12, 2019	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Tractor Supply Company Severance Plan, as adopted on November 6, 2019